                                                                    Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Division 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Robert M. Holder, Jr.
                                        ____________________________________
                                                  Robert M. Holder, Jr.
Dated:   September 20, 1995

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Divison 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ F. Ross Johnson
                                        ____________________________________
                                                  F. Ross Johnson
Dated:   September 20, 1995

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Division 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Don W. Hubble
                                        -----------------------------------
                                                  Don W. Hubble
Dated:   September 20, 1995

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Division 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Jesse Hill, Jr.
                                        -----------------------------------
                                                  Jesse Hill, Jr.
Dated:   September 20, 1995

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Division 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ John G. Medlin, Jr.
                                        -----------------------------------
                                                  John G. Medlin, Jr.
Dated:   September 20, 1995

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Division 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Donald R. Keough
                                        ____________________________________
                                                  Donald R. Keough
Dated:   September 20, 1995

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Division 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Bryan D. Langton
                                        ____________________________________
                                                  Bryan D. Langton
Dated:   September 20, 1995

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Division 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Bernard Marcus
                                        ____________________________________
                                                  Bernard Marcus
Dated:   September 20, 1995

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, her true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for her in her name, place, and stead in her capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Division 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Betty L. Siegel
                                        ____________________________________
                                                  Betty L. Siegel
Dated:   September 20, 1995

                                                                     Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints DAVID LEVY and J. ROBERT HIPPS, and each of them individually, his true and lawful attorneys-in-fact (with full power of substitution and resubstitution) to act for him in his name, place, and stead in his capacity as a director or officer of National Service Industries, Inc., to file a Registration Statement on Form S-8 for the $1.00 par value National Service Industries, Inc. Common Stock and plan interests to be offered in connection with the Insulation Division 401(k) Retirement Plan For Non-Field Employees and any and all amendments thereto, with any exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                                              /s/ Erwin Zaban
                                        ____________________________________
                                                  Erwin Zaban
Dated:   September 20, 1995